ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (the "Escrow Agreement") is dated as of December 29, 1999, by and among certain stockholders of MegaMedia Networks, Inc. (the "Company"), listed on Exhibit A (the "Stockholders") and Christopher P. Flannery, an attorney who practices law in the Commonwealth of Pennsylvania, as Escrow Agent (the "Escrow Agent").

         WHEREAS, the Stockholders wish to assist the Company in securing a top management team; and

         WHEREAS, the Stockholders have agreed to transfer certain shares of common stock of the Company (the "Shares") to the Escrow Agent to facilitate this matter utilizing an escrow arrangement as described in this Escrow Agreement; and

         WHEREAS, the Escrow Agent is willing to act hereunder on the terms and conditions set forth herein;

         NOW,   THEREFORE,   in   consideration  of  the  mutual  covenants  and
obligations set forth below, and intending to be legally bound, the parties hereto hereby agree as follows:

         1. ESCROW ACCOUNT.


             1.1 Deposit. On or about December 30, 1999 or as soon thereafter as practicable, the Stockholders will deliver the Shares to the Escrow Agent along with blank stock powers with Medallion guaranteed signatures (the "Escrow") to be held by the Escrow Agent in a separate account (the "Escrow Account") subject to the terms and provisions of this Escrow Agreement. Once the Shares are deposited in the Escrow Account, they are commingled and no longer the property of the Stockholders.

         2. DISBURSEMENT OF ESCROW.

             2.1 Disbursement. The Stockholders agree that all of the Shares in the Escrow Account will be used to support options or stock grants for employees of the Company (the "Eligible Employees"). Exhibit B lists the names of Eligible Employees, the terms of the options, vesting schedules and the exercise prices. The Escrow Agent will write and deliver option agreements (the "Option Agreements") to the Eligible Employees at the time they become employees of the Company, with copies to the Stockholders. The Eligible Employees shall pay an option purchase price of $0.01 per Share at the issuance of the Option Agreement, with the exercise price and vesting schedule as described in Exhibit B.

             2.2 Option Exercise. An Eligible Employee may exercise the Option Agreement in accordance with the terms of the Option Agreement vesting schedule and other exercise terms. An Eligible Employee.

             2.3 Delivery of Shares. Once an Eligible Employee properly exercises an Option Agreement and pays the exercise price, the Escrow Agent will take the steps necessary to transfer the Shares subject to the exercise to the Eligible Employee. All certificates for Shares will bear a restrictive legend and Eligible Employees may be subject to additional restrictions on transfer.

             2.4 Controversies. If any controversy arises between two or more of the parties, or between any of the parties and any person not a party, as to whether or not or to whom the Escrow Agent shall deliver the Escrow or any portion thereof or as to any other matter arising out of or relating to this Escrow Agreement, the Escrow Agent shall not be required to determine the same and need not make any delivery of the Escrow concerned or any portion thereof but may retain the same until the rights of the parties to the dispute shall have been finally determined by agreement or by final judgment of a court of competent jurisdiction after all appeals have been finally determined (or the time for further appeals has expired without an appeal having been made). The Escrow Agent shall deliver that portion of the Escrow concerned covered by such agreement or final order within five (5) days after the Escrow Agent receives a copy thereof. The Escrow Agent shall assume that no such controversy has arisen unless and until it receives written notice from the Stockholders or the Company that such controversy has arisen, which refers specifically to this Agreement and identifies the adverse claimants to the controversy.

             2.5 No Other Disbursements. No portion of the Escrow shall be disbursed or otherwise transferred except in accordance with this Escrow Agreement.

             3. ESCROW AGENT. The acceptance by the Escrow Agent of his duties hereunder is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Escrow Agent:

             3.1 The Escrow Agent shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any property deposited with or held by him.

             3.2 The Escrow Agent shall be protected in acting upon any written notice, certificate, instruction, request or other paper or document believed by him to be genuine and to have been signed or presented by the proper party or parties.

             3.3 The Escrow Agent shall not be liable for any act done hereunder except in the case of its willful misconduct or bad faith.

                                        2

             3.4 The Escrow Agent shall not be obligated or permitted to investigate the correctness or accuracy of any document or to determine whether or not the signatures contained in said documents are genuine or to require documentation or evidence substantiating any such document or signature.

             3.5 The Escrow Agent shall have no duties as Escrow Agent except those which are expressly set forth herein, and in any modification or amendment hereof; provided, however, that no such modification or amendment hereof shall affect its duties unless it shall have given its written consent thereto. The Escrow Agent shall not be prohibited from owning an equity interest in the Company or any third party that is in any way affiliated with or conducts business with the Company.

             3.6 The Company and the Stockholders acknowledge that the Escrow Agent is a practicing attorney, and may have worked with the Company, the Stockholders, or affiliates of them on other unrelated transactions, and that they and each of them has specifically requested that the Escrow Agent draft the documents for this transaction and act as Escrow Agent. Each party represents that it has retained legal and other counsel of its choosing with respect to the transactions contemplated herein and is satisfied in its sole discretion with the form and content of the documentation drafted by the Escrow Agent. The parties hereby waive any objection to the Escrow Agent so acting based upon conflict of interest or lack of impartiality. The Escrow Agent agrees to act impartially and in accordance with the terms of this Agreement and with the parties' respective instructions, so long as they are not in conflict with the terms of this Escrow Agreement.

             4.  TERMINATION.  This Agreement  shall terminate on the earlier of
(a) the date on which the Escrow Account shall have been fully disbursed in accordance with the terms and conditions of this Escrow Agreement, or (b) the next business day after the expiration of the last of the Option Agreements. Any Shares remaining in the Escrow Account after termination of the Escrow will be returned to the Company's Transfer Agent and cancelled as of record and become authorized but unissued Shares.

             5. MISCELLANEOUS.

             5.1 Indemnification of Escrow Agent.

             (a) The Company and the Stockholders each agree, jointly and severally, to indemnify the Escrow Agent for, and to hold him harmless against, any loss incurred without willful misconduct or bad faith on the Escrow Agent's part, arising out of or in connection with the administration of this Agreement, including the costs and expenses of defending himself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. This indemnification shall not apply to a party with respect to a direct claim against the Escrow Agent by such party alleging in good faith a breach of this Escrow Agreement by the Escrow Agent, which claim results in a final non-appealable judgment against the Escrow Agent with respect to such claim.

                                        3

             (b) In the event of any dispute as to the nature of the rights or obligations of the Buyer, the Company or the Escrow Agent hereunder, the Escrow Agent may at any time or from time to time interplead, deposit and/or pay all or any part of the Escrow Funds with or to a court of competent jurisdiction sitting in Philadelphia, Pennsylvania or in any appropriate federal court, in accordance with the procedural rules thereof. The Escrow Agent shall give notice of such action to the Company and the Buyer. Upon such interpleader, deposit or payment, the Escrow Agent shall immediately and automatically be relieved and discharged from all further obligations and responsibilities hereunder, including the decision to interplead, deposit or pay such funds.

             5.2 Amendments. This Escrow Agreement may be modified or amended only by a written instrument executed by each of the parties hereto.

             5.3 Notices. All communications required to be given under this Agreement to any party shall be sent by first class mail or facsimile to such party at the address listed below.

             5.4 Successors and Assigns. This Escrow Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Escrow Agent shall not assign its duties under this Escrow Agreement.

             5.5 Governing Law. This Escrow Agreement shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

             5.6 This Escrow Agreement may be executed in two or more counterparts, each of which shall be an original, and all of which together shall constitute one and the same,. agreement.

             IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Internet Online Services

By:  /s/ William Barber                     /s/ Mark R. Dolan
   ------------------------------           -----------------------------
Its:    President

Capital Access Management Group

By:  /s/ Harry Timmons                      /s/ David Marshlack

  -------------------------------           -----------------------------
Its:    President

                                            /s/ William A. Mobley, Jr.
                                            -----------------------------
ESCROW AGENT:

/s/Christopher P. Flannery, Esq.
---------------------------------
   Christopher P. Flannery, Esq.

                                        4

                                    EXHIBIT A

                              List of Stockholders

                            Internet Online Services

                         Capital Access Management Group

                             William A. Mobley, Jr.
                                  Mark R. Dolan

                                 David Marshlack

                                        5